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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

STAAR Surgical Company
Monrovia, California

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 27, 2000, with respect to the consolidated financial statements of STAAR Surgical Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

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                                                             /s/ BDO SEIDMAN, LLP
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                                                             BDO Seidman, LLP
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Los Angeles, California
October 10, 2000